UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2022

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

978 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2022, Garrard Brown, Vice President, Chief Accounting Officer and Principal Accounting Officer of Avid Technology, Inc. (the “Company”) tendered his resignation to accept a position with another company. Mr. Brown’s resignation will be effective as of April 15, 2022 and is not the result of any dispute related to accounting policies or internal controls or any other disagreement with the Company. The Company is diligently working to identify qualified candidates to replace Mr. Brown as Chief Accounting Officer and Principal Accounting Officer.

The Company has appointed, upon the effectiveness of Mr. Brown's resignation, Kenneth Gayron, currently the Company’s Executive Vice President, Chief Financial Officer, Corporate Treasurer and Principal Financial Officer to serve as the Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Corporate Treasurer, Principal Financial Officer and Principal Accounting Officer.

Mr. Gayron, age 52, has served as the Company’s Chief Financial Officer and Executive Vice President since May 31, 2018. Mr. Gayron previously served as CFO and Interim CEO for Numerex Corporation, a single source, leading provider of managed enterprise solutions enabling the Internet of Things, from March 2016 to February 2018. Prior to his tenure with Numerex, Mr. Gayron served as CFO of Osmotica Pharmaceutical Corp., a global specialty pharmaceutical company, from October 2013 to February 2016. Prior to Osmotica, Mr. Gayron acted as Vice President - Finance and Treasurer for Sensus, Inc., a global smart grid communications company, from February 2011 until September 2013. From April 2009 until January 2011, Mr. Gayron served as Treasurer of Nuance Communications, a software/services company. From 1992 until 2009, Mr. Gayron held positions of increasing responsibility with investment banks, including UBS, Bank of America and CIBC.

The Company will not enter into any new compensatory arrangements with Mr. Gayron in connection with his new roles as described above.

There are no arrangements or understandings between Mr. Gayron and any other persons pursuant to which Mr. Gayron was named as Treasurer or principal accounting officer of the Company. There are no family relationships between Mr. Gayron and any director or executive officer of the Company and Mr. Gayron has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: March 25, 2022	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President and Chief Financial Officer